SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 18, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

       1-14764                                                 11-3415180
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

        1-9046                                                  11-2776686
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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8.01     OTHER EVENTS.

         On July 18, 2005, Cablevision Systems Corporation issued a press release regarding the retention of financial advisors by the Special Transaction Committee of its Board of Directors, which was appointed to evaluate and act on a proposal from the Dolan Family to acquire the outstanding, publicly-held equity interests in Cablevision Systems Corporation following a pro-rata distribution to all Cablevision stockholders of Rainbow Media Holdings. The text of this press release is being furnished as an exhibit to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press Release dated July 18, 2005.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By:  /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:   Michael P. Huseby
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



Dated: July 18, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CSC HOLDINGS, INC.


                                       By:  /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:   Michael P. Huseby
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer



Dated:  July 18, 2005




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